CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Comprehensive income
Net loss	$ (174,030,358)	$ (18,255,869)	$ (9,625,942)
Derivative financial instruments - cash flow hedge	0	(77,664)	46,012
Total comprehensive loss	$ (174,030,358)	$ (18,333,533)	$ (9,579,930)